Exhibit 23.1

                      Consent of Clyde D. Thomas & Company






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                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS


  We consent to the incorporation by reference herein of our report included in Handy Hardware Wholesale, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, and the reference to our firm under the heading "Experts" in the Prospectus.


                                      /s/ Clyde D. Thomas & Company, P.C.
                                      CLYDE D. THOMAS & COMPANY, P.C.
                                      Certified Public Accountants


  April 30, 2001
  Pasadena, Texas